Exhibit 10.6

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

March 20, 2023

This First Amendment (this “Amendment”) to the Employment Agreement (as defined below) is made and entered into as of the date first written above by and between Repay Management Services LLC (the “Company”) and David Guthrie (“Executive”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Employment Agreement.

WHEREAS, Executive and the Company are parties to that certain Employment Agreement, dated as of January 20, 2022 (the “Employment Agreement”); and

WHEREAS, Executive and the Company now desire to amend the Employment Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in accordance with the terms of the Employment Agreement, the parties hereto, intending to be legally bound, do hereby acknowledge and agree as follows:

1.
Target Bonus Adjustment. The parties agree that the reference to “50%” in Section 3(c) of the Employment Agreement is hereby deleted and replaced with “75%.”
2.
Scope of Amendment. The parties hereto agree that nothing in this Amendment shall be deemed to modify any of the provisions of the Employment Agreement except as expressly set forth herein, and that, except as expressly set forth herein, the terms of the Employment Agreement remain in full force and effect.
3.
Miscellaneous. The provisions of Section 11, Section 12, Section 13, Section 14, Section 15 and Section 18 of the Employment Agreement shall apply mutatis mutandis to this Amendment. Any reference to the Employment Agreement in the Employment Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Employment Agreement, as amended by this Amendment (or as the Employment Agreement may be further amended or modified after the date hereof in accordance with the terms thereof).

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

COMPANY:

REPAY MANAGEMENT SERVICES LLC

By: /s/ John Morris

Name: John A. Morris

Title: Chief Executive Officer

EXECUTIVE:

/s/ David M. Guthrie

Name: David Guthrie

[Signature Page to First Amendment to Employment Agreement]